FOCUS May 2014 Exhibit 99.1

The following statements made in this presentation are “forward-looking” and are made pursuant to the safe harbor provision of the
Private Securities Litigation Reform Act of 1995: statements relating to (1) projected sales (including specific product lines and the company as a whole), profit margins, net income, earnings per share, free cash flow and debt covenant compliance, (2) our regional and national branding initiatives, (3) our innovation, and research and development plans, (4) commodity prices and other input costs, (5)
our cost-savings initiatives, including plant closures and route reductions, and our ability to accelerate any such initiatives, (6) our plans related to our leverage, (7) our planned capital expenditures, (8) the status of our litigation matters, (9) the impact of divestitures including the sale of Morningstar and tax payments related thereto and the divestiture and spin-off of our former subsidiary, The
WhiteWave Foods Company, (10) our dividend policy, and (11) possible repurchases of shares of our common stock. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in this presentation. Financial projections are based on a number of assumptions.  Actual results could be materially different than projected if those assumptions are erroneous.
The cost and supply of commodities and other raw materials are determined by market forces over which we have limited or no control.
Sales, operating income, net income, debt covenant compliance, financial performance and adjusted earnings per share can vary based on a variety of economic, governmental and competitive factors, which are identified in our filings with the Securities and Exchange
Commission, including our most recent Forms 10-K and 10-Q (which can be accessed on our website at www.deanfoods.com or on the website of the Securities and Exchange Commission at www.sec.gov). Our ability to profit from our branding initiatives depends on a number of factors including consumer acceptance of our products. The declaration and payment of cash dividends under our dividend policy remains at the sole discretion of the Board of Directors or a committee thereof and will depend upon our financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Board or such committee. All forward-looking statements in this presentation speak only as of the date of this presentation.  We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in our expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based. Certain non-GAAP financial measures contained in this presentation, including adjusted diluted earnings per share, free cash flow, adjusted free cash flow, adjusted
EBITDA, consolidated adjusted operating income and consolidated adjusted net income, are from continuing operations and have been adjusted to eliminate the net expense or net gain related to certain items identified in our earnings press release, including the
Morningstar divestiture and the spin-off of our former subsidiary, The WhiteWave Foods Company.  A full reconciliation of these measures calculated according to GAAP and on an adjusted basis is contained in such press release, which is publicly available on our website at www.deanfoods.com.

Forward-looking Statements

Today’s agenda Who we are Business strategy and company advantages Financial performance Conclusion 3

TruMoo
Meadow Gold
Swiss
Tea
Dean's
1% LOWFAT MILK
TruMoo
Chocolate

Who we are
Largest U.S. processor and distributor of
fluid milk with 50+ trusted regional brands
Manufacturing facilities: 70+
Total employees: 18,000 ; HQ: Dallas
Volume ~ 2.8B gallons annually
Best-in-class nationwide refrigerated
DSD distribution system
More than 2/3 of U.S. households
purchase a Dean Foods
branded product annually
¹
NYSE:DF $1.4B
²
Mkt Cap
Revenues: $9.0+B

1. Source IRI
2. As of 5/15/2014

($ billions)
0
2
4
6
8
10
Dean Foods
HP Hood
LaLa
Prarie Farms
Kroger
Safeway
Other

Scale: Dean Foods is the largest player in milk
We have the
#1 or #2
position, as
measured by
sales of
branded white
milk, in 80% of
the IRI defined
geographies
in which we
operate
36%
34%
30%
~150 Players
averaging 0.2%
share each

Today’s agenda Who we are Business strategy and company advantages Financial performance Conclusion 6

Operational imperatives
Never compromise on quality, safety or customer service
Volume
Performance
Cost
Productivity
Effective
Pricing
Drive volume growth
at appropriate
economic returns
Gain share through
low cost, high service,
valued brands model
Augment volumes
with differentiated
products like TruMoo
®
Build on unique
opportunities to create
a cost-advantaged
position
Expedite closure of
under-utilized plants,
routes
Use cost savings to
enable future growth
Improve pricing tools
and protocols to
ensure pass-through
of commodity inflation
Reduce commodity-
driven volatility
Protect margins

SAFEWAY

DOLLAR GENERAL

Sysco

Walmart

Walgreens

ARAMARK

Dean FOODS

Distribution:
Broad nationwide distribution across channels
The country’s only coast-to-coast processor and distributor of fresh milk*

* Totals are based on DF fluid milk volumes
Schools 6%
Foodservice and
Other  15%
Small Format 12% Large Format 67%

TruMoo
TruMoo
TruMoo
TruMoo
Chocolate Milk
Protein
TruMoo
Vanilla Milk
Protein

Dean FOODS

Brands:
Growing TruMoo

Flavored milk is a $1B category, and
TruMoo is the largest flavored milk brand
TruMoo is Dean Foods’
largest national
brand at approximately $650M of retail
and school sales in 2013
No high fructose corn syrup, lower total
sugar, low fat, all the great nutrition of
milk
Launching TruMoo Protein nationally
in 2H 2014

Dean Foods:
Focused, disciplined, profitable
Extend our sustainable competitive advantages
Our relative size and capabilities afford us significant advantages versus our competitive set – we plan to extend those advantages
Continued focus on cost, volume outperformance, effective pricing
Lay the foundation for longer-term growth
Focus on cash flow generation and total shareholder returns

Today’s agenda Who we are Business strategy and company advantages Financial performance Conclusion 11

+1.0%
38.1%
38.3%
38.3%
38.3%
37.8%
36.4%
34.9%
35.8%
35.9%
-1.4%
-1.9%
-2.5%
-1.9%
-3.3%
-1.9%
-1.5%
-2.1%
-2.1%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1

Fluid milk share performance

Dean Foods Share
Recent wins continue to positively
impact volumes in Q1
Small format volume plus 7.6%
versus prior year
11 consecutive quarters of
growth in the dollar channel
Dean’s share of Branded White
Milk at retail increased 130 basis
points versus prior year [2]
Remain cautious on fluid milk
category volumes
Historic high raw milk prices
SNAP benefit reductions
2012 2013 2014
DF fluid milk volume up 1.1% excluding RFP and customer vertical integration impact
– significantly better than 2.1% category decline
Dean Fluid Milk Share        USDA Fluid Milk Volume YoY
[1]
1
  1Q14 USDA includes March month estimates based on Federal Milk
Marketing Order receipts and Class I utilization.
2

Source:  IRI

Total Volume (millions of gallons)
Adjusted Operating Income* ($ millions)
Operating Income ($millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
727
703
685
699
685
750
700
650
600
550
500
Total Volume (millions of gallons)
Q1 2013
$0.102
Q2 2013
$0.092
Q3 2013
$0.061
Q4 2013
$0.069
Q1 2014
$0.010

Volume and operating profit performance
Adjusted Operating Income per Gallon ($)
* See Reconciliation of Non-GAAP Financial Measures in our earnings releases for the relevant quarters and in the appendix to this presentation for computations and reconciliations
$48
$7
$74

$65
$42

Milk production growth of Big 7 exporters combined

6%
4%
2%
0%
-2%
-4%
Growth on same month of prior year
2008
2009
2010
2011
2012
2013
2014

Source: Rabobank

Note: includes EU 27, USA, NZ, Australia, Brazil, Argentina, and Uruguay, Mar 2014 is an estimate

In 2013, milk supply fell in export regions, reducing supply on the international market 14 Milk prices were low Feed costs were high Weather was poor * Source: Rabobank

Chinese milk production
Billion Litres Milk Equivalent
40
35
30
25
20
15
10
5
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Milk production
Growth

Meanwhile, Chinese milk production fell heavily

Drivers:
Structural: high costs of production
Medium term: exit of small farmers, challenges of operating large farms
Temporary: weather and disease
Milk
production
appears to
have fallen
around 6%
in 2013
* Source:  Rabobank

SMP / NFDM market prices
USD/T
Basis (US price less Oceania price)
Oceania
US NFDM
US intervention (USD/T)

Class IV Milk
USD/cwt
Source: Rabobank

US milk prices were thus driven up in line with international market pricing 16 Exports have surged U.S. stocks have been reduced Commodity prices dragged up by world market * Source: Rabobank

Focus on cash flow generation & total shareholder returns
Future Shareholder Returns
Mid-single Avg EBIT Growth
Liability Mgmt
Cap-Ex Reduction Over Time
Productivity
Investment
Growth
Investment
Debt Paydown
Share
Repurchase and
Regular Dividend

We expect at least $125 million of Adjusted 2014 Free Cash Flow before one-time items and litigation payments
Next 3-5
Years
We define Adjusted Free Cash Flow as Free Cash Flow adjusted for the impact on operating cash flows related to certain significant or non-recurring items, including income taxes paid on the divestiture of Morningstar; litigation payments; payments associated with our restructuring, reorganization and realignment activities
Immediate Shareholder Returns
Free Cash Flow
Growth

2014 Expectations
At least $0.60 per share
Approximately $150 – 175 million
FY 13 Capital
Expenditures
FY 14 Adjusted
Diluted EPS*

($0.02) – ($0.08) per share
Q2 Adjusted Diluted EPS*
*  See Reconciliation of Non-GAAP Financial Measures in the Q1
2014 earnings release earnings tables for computation
2014 Considerations:
Challenging volume overlaps through Q2
All time high class I raw milk prices
At least $125 million
FY 13 Adjusted FCF

Today’s agenda 19 Who we are Business strategy and company advantages Financial performance Conclusion

Summary
We have built sustainable competitive advantages
through our scale and capabilities. We are working to
extend these advantages.
We are putting pieces in place to build for the future
through:
Reducing and variablizing our cost structure
Improving pricing tools and protocols to reduce volatility
Increasing R&D and innovation efforts
We believe profit growth, combined with a focus on
free cash flow generation and rewarding shareholders
will result in superior returns
We aim to be a sustainable creator of value for
shareholders
Thank you for your interest

Appendix: Reconciliation of Non-GAAP Financial Measures

Three months ended
March 31, 2014
Asset write-downs Facility closing,
and (gain) loss on reorganization & Morningstar WhiteWave Other Income sale of assets realignment costs sale spin-off adjustments tax
GAAP (a) (b) (c) (d) (e) (f)
Adjusted
*
Operating income (loss):
Dean Foods 3,753 $                 426 $                      3,654 $                   - $                        - $                        (979) $                   -
$
6,854 $
Facility closing and reorganization costs (977) - 977 - - - - -
Litigation settlements 2,521 - - - - (2,521) - -
Total operating income 5,297 426 4,631 - - (3,500) - 6,854
- -
Interest expense 15,023 - - - - (446) - 14,577
Other income, net (321) - - - - - - (321)
Income tax expense 387 - - - - - (3,200) (2,813)
Income (loss) from continuing operations (9,792) 426 4,631 - - (3,054) 3,200 (4,589)
- -
Income from discontinued operations, net of tax 836 - - - - (836) - -
Net income (loss) attributable to Dean Foods Company (8,956) $                426 $                      4,631 $                   - $                        - $                        (3,890) $                3,200 $                 (4,589) $
- -
Diluted earnings (loss) per share (0.09) $                  - $                           0.05 $                     - $                        - $                        (0.04) $                  0.03 $                   (0.05) $
- -
Three months ended
March 31, 2013
Asset write-downs Facility closing,
and (gain) loss on reorganization and Morningstar WhiteWave Other Income sale of assets realignment costs sale spin-off adjustments tax
GAAP (a) (b) (c) (d) (e) (f)
Adjusted
*
Operating income (loss):
Dean Foods 69,321 $               - $                           4,620 $                   - $                        $                        290 $                    - $                        74,231 $
Facility closing and reorganization costs (5,610) - 5,610 - - - -
Impairment of long-lived assets (33,915) 33,915 - - - - -
Total operating income 29,796 33,915 10,230 - 290 - 74,231
- -
Interest expense 59,649 - - (29,430) (3,261) (518) - 26,440
Other expense, net 165 - - - - - - 165
Income tax expense (benefit) (9,278) - - - - - 27,375 18,097
Income (loss) from continuing operations (20,740) 33,915 10,230 29,430 3,261 808 (27,375) 29,529
- -
Income from discontinued operations, net of tax 516,537 - - (492,571) (24,272) 306 - -
Net income attributable to non-controlling interest in discontinued operations (3,192) - - - 3,192 - - -
Net income attributable to Dean Foods Company 492,605 $            33,915 $                 10,230 $                 (463,141) $           (17,819) $              1,114 $                 (27,375) $              29,529 $
- -
Diluted earnings per share (g) 5.30 $                   0.36 $                     0.11 $                     (4.98) $                  (0.19) $                  0.01 $                   (0.30) $                  0.31 $
-
-
-
-

Appendix: Reconciliation of Non-GAAP Financial Measures (cont)

DEAN FOODS COMPANY
Reconciliation of GAAP to Pro Forma Adjusted Earnings
(Unaudited)
(In thousands, except per share data)
Twelve months ended
December 31, 2013
Asset write-downs Facility closing, Deal, integration Loss on early Disposition of and (gain) loss on reorganization & and separation retirement of WWAV common Morningstar WhiteWave Other Income sale of assets realignment costs costs debt stock sale spin-off adjustments tax
GAAP (a) (b) (c) (d) (e) (f) (g) (h) (i)
Adjusted *
Operating income (loss):
Dean Foods 202,720 $            4,926 $                    10,787 $               10,558 $               - $                        - (545) $                   - $                        - $                        - $                        228,446 $
Facility closing and reorganization costs (27,008) - 27,008 - - - - - - - -
Litigation settlements 1,019 - - - - - - - (1,019) - -
Impairment of long-lived assets (43,441) 43,441 - - - - - - - - -
Other operating loss (2,494) 2,494 - - - - - - - - -
Total operating income 130,796 50,861 37,795 10,558 - - (545) - (1,019) - 228,446
- -
Interest expense 200,558 - - - - (649) (29,430) (66,684) (7,109) - 96,686
Gain on disposition of WhiteWave common stock (415,783) - - - - 415,783 - - - - -
Loss on early retirement of debt 63,387 - - - (63,387) - - - - - -
Other income, net (400) - - - - - - - - - (400)
Income tax expense (benefit) (42,325) - - - - - - - - 92,544 50,219
Income from continuing operations 325,359 50,861 37,795 10,558 63,387 (415,134) 28,885 66,684 6,090 (92,544) 81,941
- -
Income from discontinued operations, net of tax 493,998 - - - - - (491,887) (2,815) 704 - -
Net income attributable to non-controlling interest in discontinued operations (6,179) - - - - - - - 6,179 - -
Net income attributable to Dean Foods Company 813,178 $            50,861 $                  37,795 $               10,558 $               63,387 $               (415,134) $           (463,002) $           63,869 $               12,973 $               (92,544) $              81,941 $
Diluted earnings per share 8.58 $                   0.54 $                      0.40 $                   0.11 $                   0.67 $                   (4.38) $                  (4.89) $                  0.67 $                   0.14 $                   (0.98) $                  0.86 $
$

FOCUS May 2014